7. Income Taxes	3 Months Ended
Sep. 23, 2018
Income Tax Disclosure [Abstract]
Income Taxes
7)	Income Taxes

For the three months ended September 23, 2018, the Company recorded an income tax expense of $50 thousand calculated at a rate consistent with the 21% statutory U.S. federal rate. Income tax expense consists of $28 thousand in state taxes and $22 thousand in deferred taxes. The Company anticipates utilizing net operating loss carryforwards to offset any federal taxes.

The Company continually reviews the realizability of its deferred tax assets, including an analysis of factors such as future taxable income, reversal of existing taxable temporary differences, and tax planning strategies. In assessing the need for the valuation allowance, the Company considers both positive and negative evidence related to the likelihood of realization of deferred tax assets. Future sources of taxable income are also considered in determining the amount of the recorded valuation allowance. Based on the review of this evidence, the Company determined it was appropriate to reverse a portion of the valuation allowance against the deferred tax assets as of June 24, 2018.

As of September 23, 2018, the Company had $5.9 million of gross deferred tax assets partially offset by a valuation allowance of $2.4 million. The Company determined it was not necessary to further adjust the of valuation allowance. However, the Company will continue to review the need for an adjustment to the valuation allowance.